                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ----------------

                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                   CLAYMORE/RAYMOND JAMES SB-1 EQUITY FUND
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                   DELAWARE                         20-4627968
           (STATE OF INCORPORATION                (IRS EMPLOYER
               OR ORGANIZATION)                IDENTIFICATION NUMBER)

          2455 CORPORATE WEST DRIVE
               LISLE, ILLINOIS                        60532
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)         (ZIP CODE)


If this form relates to the registration of a  If this form relates to the registration of a class of securities pursuant to Section 12(b)  class of securities pursuant to Section 12(g)
of the Exchange Act and is effective pursuant  of the Exchange Act and is effective pursuant
to General Instruction A.(c), please check     to General Instruction A.(d), please check
the following box. :                           the following box. 9

Securities Act registration statement file number to which this form
relates:   333-132314

           Securities to be registered pursuant to Section 12(b) of the Act:

      TITLE OF EACH CLASS                         NAME OF EACH EXCHANGE ON WHICH
      TO BE SO REGISTERED                         EACH CLASS IS TO BE REGISTERED
      -------------------                         ------------------------------
      Common Shares of Beneficial Interest        New York Stock Exchange

       Securities to be registered pursuant to Section 12(g) of the Act:

                                     None

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's securities to be registered is incorporated by reference to the description contained under the caption "Description of Capital Structure" in the Registrant's Registration Statement on Form N-2 (Nos. 333-132314 and 811-21863) as filed electronically with the Securities and Exchange Commission (the "Commission") on March 10, 2006 (Accession No. 0001341004-06-000685) ("Registration Statement on Form N-2"), as amended by Pre-Effective Amendment No. 1 to the Registration Statement on
Form N-2, as filed with the Commission on  April 19, 2006 (Accession
No. 0001047469-06-005295) and as amended by Pre-Effective Amendment No. 2 to the Registration Statement on Form N-2, as filed with the Commission on May 17, 2006 (Accession No. 0001047469-06-007304), which are incorporated by reference.

ITEM 2.  EXHIBITS.

         Pursuant to the Instructions as to Exhibits, no exhibits are filed herewith or incorporated by reference.

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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.




                                       CLAYMORE/RAYMOND JAMES
                                       SB-1 EQUITY FUND


                                       By:     /s/ Nicholas Dalmaso
                                               -------------------------
                                       Name:   Nicholas Dalmaso
                                       Title:  Trustee, Chief Legal and
                                               Executive Officer


Date: May 18, 2006




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